Fees Summary	Mar. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 23,081,389.08
Previously Paid Amount	4,104.24
Total Fee Amount	3,187.54
Total Offset Amount	0.00
Net Fee	$ 0.00